                                                                      EXHIBIT 99



CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS                                        CASH FLOWS   PAGE 1 OF  2
COLLECTION PERIOD: SEPTEMBER 1, 2002 THROUGH SEPTEMBER 30, 2002
ACCRUAL PERIOD: SEPT 16, 2002 THROUGH OCT 14, 2002
DISTRIBUTION DATE: OCT 15, 2002


                                                            TRUST                 SERIES           SERIES              SERIES
                                                            TOTALS                1996-1           1998-1              1999-2
                                                           -------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                             44,092,266.01 *      3,226,315.15      3,226,315.15        3,871,578.18
Principal Collections from Seller                                     0.00 *              0.00              0.00                0.00
Investment Income on Accounts                                    68,168.78            6,900.92          6,899.36            8,182.97
Balances in Principal Funding Accounts                                0.00                0.00              0.00                0.00
Balances in Reserve Fund Accounts                            16,978,500.00        1,750,000.00      1,750,000.00        2,100,000.00
Balances in Excess Funding Accounts                                   0.00                0.00              0.00                0.00
Balance in Yield Supplement Accounts                         17,404,000.00        2,000,000.00      2,000,000.00        2,400,000.00
Other Adjustments                                                     0.00                0.00              0.00                0.00
                                                           -------------------------------------------------------------------------
                            TOTAL AVAILABLE                  78,542,934.79        6,983,216.07      6,983,214.51        8,379,761.15
                                                           =========================================================================


AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders      12,425,807.78          788,691.25        766,538.47          944,012.83
Principal Due to Note/Certificateholders                              0.00                0.00              0.00                0.00
Principal to Funding Account                                          0.00                0.00              0.00                0.00
Move Funds to the Reserve Fund Accounts                      16,978,500.00        1,750,000.00      1,750,000.00        2,100,000.00
Move Funds to the Excess Funding Accounts                             0.00                0.00              0.00                0.00
Move Funds to the Yield Supplement Accounts                  17,404,000.00        2,000,000.00      2,000,000.00        2,400,000.00
Yield Supplement  & Reserve Account to Seller                         0.00 *              0.00              0.00                0.00
Service Fees to Seller                                        5,874,001.83 *        416,666.67        416,666.67          500,000.00
Defaulted Amounts to Seller                                           0.00 *              0.00              0.00                0.00
Excess Collections to Seller                                 25,860,625.18 *      2,027,858.16      2,050,009.38        2,435,748.32
Excess Funding Account Balance to Seller                              0.00 *              0.00              0.00                0.00
                                                            ------------------------------------------------------------------------
                          TOTAL DISBURSEMENTS                78,542,934.79        6,983,216.07      6,983,214.51        8,379,761.15
                                                            ========================================================================
                                 Proof                                0.00                0.00              0.00                0.00
                                                            ========================================================================

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







      SERIES           SERIES            SERIES           SERIES           SERIES            DCMOT
      1999-4           2000-A            2000-B           2000-C           2001-A            2002-A           OTHER
------------------------------------------------------------------------------------------------------------------------
      3,253,427.04      4,839,472.72     3,232,767.78     3,226,315.15      6,452,630.30     12,763,444.54     0.00
              0.00              0.00             0.00             0.00              0.00              0.00
          3,914.69         10,250.62         6,915.31         6,900.92         13,800.34          4,403.64
              0.00              0.00             0.00             0.00              0.00              0.00
      1,750,000.00      2,625,000.00     1,753,500.00     1,750,000.00      3,500,000.00              0.00
              0.00              0.00             0.00             0.00              0.00              0.00
              0.00      3,000,000.00     2,004,000.00     2,000,000.00      4,000,000.00              0.00
              0.00              0.00             0.00             0.00              0.00              0.00     0.00
------------------------------------------------------------------------------------------------------------------------
      5,007,341.73     10,474,723.35     6,997,183.09     6,983,216.07     13,966,430.63     12,767,848.19     0.00
========================================================================================================================




      2,679,166.67      1,161,891.04       768,071.55       762,510.69      1,520,993.61      3,033,931.67
              0.00              0.00             0.00             0.00              0.00              0.00
              0.00              0.00             0.00             0.00              0.00              0.00
      1,750,000.00      2,625,000.00     1,753,500.00     1,750,000.00      3,500,000.00              0.00
              0.00              0.00             0.00             0.00              0.00              0.00
              0.00      3,000,000.00     2,004,000.00     2,000,000.00      4,000,000.00              0.00
              0.00              0.00             0.00             0.00              0.00              0.00
        416,666.67        625,000.00       417,500.00       416,666.67        833,333.33      1,831,501.83
              0.00              0.00             0.00             0.00              0.00              0.00
        161,508.39      3,062,832.31     2,054,111.54     2,054,038.72      4,112,103.69      7,902,414.69     0.00
              0.00              0.00             0.00             0.00              0.00              0.00
------------------------------------------------------------------------------------------------------------------------
      5,007,341.73     10,474,723.35     6,997,183.09     6,983,216.07     13,966,430.63     12,767,848.19     0.00
========================================================================================================================
              0.00              0.00             0.00             0.00              0.00              0.00     0.00
========================================================================================================================